UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 23, 2022, Corebridge Financial, Inc. (“Corebridge”), a majority-owned subsidiary of American International Group, Inc. (“AIG”), issued and sold $1.0 billion aggregate principal amount of 6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2052 (the “Notes”).

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 2.03 by reference:

●	Subordinated Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee;

●	First Supplemental Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee; and

●	Form of the Notes.

Section 8 – Other Events

Item 8.01.	Other Events.

On August 23, 2022, AIG issued a press release announcing that Corebridge has closed its offering of the Notes in a transaction exempt from registration under the Securities Act of 1933, as amended.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure under Item 2.03 above is incorporated by reference into this Item 8.01.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Subordinated Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee.
4.2	First Supplemental Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes.
4.3	Form of the Notes (included in Exhibit 4.2).
99.1	Press release of American International Group, Inc., dated August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
4.1	Subordinated Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee.
4.2	First Supplemental Indenture, dated August 23, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes.
4.3	Form of the Notes (included in Exhibit 4.2).
99.1	Press release of American International Group, Inc., dated August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: August 23, 2022	By:	/s/ Ariel R. David
Name: Ariel R. David
Title: Vice President and Deputy Corporate Secretary